Employee Benefit Plan	12 Months Ended
Dec. 31, 2024
Employee Benefit Plan [Abstract]
Employee Benefit Plan [Text Block]
Note 15. Employee Benefit Plan
A 401(k) plan is provided that covers substantially all employees meeting certain age and service requirements. The Company makes discretionary contributions to the 401(k) plan. The Company recorded $0.6 million and $0.5 million in matching contributions for the years ended December 31, 2024 and 2023.
Long-term employee benefits:
The Company provides its employees in India an opportunity to participate in a long term defined benefits plan, the liability the Company bears for providing this benefit is determined through an actuarial valuation at each reporting date. The benefit plan provides for lump sum payments to vested employees on retirement, death while in service or on termination of employment for an amount equivalent to 15 days of basic salary for each completed year of service. Vesting occurs upon completion of five years of service. The present value of such obligation is determined by the projected unit credit method and adjusted for past service cost and fair value of plan assets as at the balance sheet date through which the obligations are to be settled. The actuarial gain or loss on change in present value of the defined benefit obligation or change in return of the plan assets is recognized as an income or expense in the consolidated statement of operations. The expected return on plan assets is based on the assumed rate of return of such assets. As of December 31, 2024 and 2023, the related liability is included within accrued compensation and other liabilities on the consolidated balance sheets.